                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Maryland               1-12514                     84-1246585
       (State or Other          (Commission                 (IRS Employer
       Jurisdiction of          File Number)             Identification No.)
       Incorporation)

                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)

               Registrant's telephone number, including area code:
                                 (610) 834-7950

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 30, 1998, American Real Estate Investment Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns on the date of this Current Report on Form 8-K, an interest of approximately 53%, consummated the acquisition of a portfolio consisting of three industrial buildings (the "Chambersburg Properties") aggregating 1,396,600 square feet for a purchase price of approximately $48,951,000, including closing costs. The purchase price was funded through proceeds from the Company's $150 million revolving credit facility and a $17.2 million loan from Column Financial, Inc. As of September 30, 1998, the Chambersburg Properties were leased to six tenants. The buildings have clear ceiling heights averaging 28 feet and two of the three buildings are rail served. Staples Inc., Ingram Book, and Franklin Storage Inc., an affiliate of the sellers, each occupies more than 10% of the total leaseable square feet of the Chambersburg Properties.

The Chambersburg Properties are located in South Central Pennsylvania as follows:


                                                                             Leaseable     September 30,
                                                                             Square           1998                 Year
Property Name                            Location                            Feet          Occupancy            Constructed
-------------                            ---------                           ----------    -------------        -----------
1440 Sheffler Drive                      Chambersburg, PA                     355,200          100%                 1996

1465 Nitterhouse Drive                   Chambersburg, PA                     420,000          100%                 1995

2294 Molly Pitcher Highway               Chambersburg, PA                     621,400          100%                 1986
                                                                              -------
                  TOTAL                                                     1,396,600
                                                                              -------
                                                                              -------


The sellers of the Chambersburg Properties, WCN Properties, L.P. and Franklin Storage, Inc. are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

As part of the agreement of sale the Company was granted affirmative refused rights to acquire over 2.5 million square feet of future construction from the seller.

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The following table set forth below shows certain information regarding rental rates and lease expirations for the Chambersburg Properties (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):

                                                                                                         Annualized
                                              Square Footage                           Annualized         Rent Per
   Year of Lease         Number of              of Expiring    Percentage of             Rent of        Leased Square
    Expiration        Expiring Leases             Leases       Total Leased              Expiring          Foot of
                                                                Square Feet              Leases (1)    Expiring Leases
   -------------      ----------------        ---------------  --------------          -------------   ---------------
       1998                 ---                      ---           ---              $          ---              $  ---
       1999                   1                  112,000             8.0%                  470,400                4.20
       2000                   2                  675,000            48.3%                2,573,256                3.81
       2001                 ---                      ---           ---                         ---                 ---
       2002                   1                  366,400            26.2%                1,374,000                3.75
       2003                 ---                      ---           ---                         ---                 ---
       2004                 ---                      ---           ---                         ---                 ---
       2005                 ---                      ---           ---                         ---                 ---
       2006                 ---                      ---           ---                         ---                 ---
       2007                   2                  243,200            17.5%                  915,012                3.76
    Thereafter              ---                      ---           ---                         ---                 ---
                       -------------        ------------        --------------      --------------              ------
   Total/Average              6                1,396,600           100.0%           $    5,332,668           $    3.82
                       -------------        ------------        --------------      --------------              ------
                       -------------        ------------        --------------      --------------              ------


(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate as of September 30, 1998 multiplied by twelve.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (b)      PRO FORMA FINANCIAL INFORMATION.
                  It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions described in Item 2 above. Those financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

         (c)      Exhibits

                  10.1 Agreement of Sale and Purchase between WCN Properties, LP and Franklin Storage, Inc. and American Real Estate Investment, L.P. along with Amendment to Agreement of Sale and Purchase.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     AMERICAN REAL ESTATE
                                                     INVESTMENT CORPORATION


         Date:    November 13, 1998         By:      /s/ Jeffrey E. Kelter
                                                     --------------------------
                                                     Jeffrey E. Kelter
                                                     President


         Date:    November 13, 1998         By:      /s/ Timothy A. Peterson
                                                     --------------------------
                                                     Timothy A. Peterson
                                                     Chief Financial Officer


         Date:    November 13, 1998         By:      /s/ Timothy E. McKenna
                                                     --------------------------
                                                     Timothy E. McKenna
                                                     Treasurer
                                                     (Principal Accounting
                                                      Officer)